EXHIBIT 32


                        CERTIFICATION OF PERIODIC REPORT


We certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date    8/6/03                       /s/ Archie H. Davis
       --------                     ------------------------
                                     Archie H. Davis - President & CEO


Date    8/6/03                       /s/ G. Mike Odom, Jr.
       --------                     -------------------------
                                     G. Mike Odom, Jr.
                                     Executive Vice President & COO


Date    8/6 /03                      /s/ Robert B. Briscoe
       ---------                    -------------------------
                                    Robert B. Briscoe
                                    Chief Financial Officer